UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JANUARY 26, 2009

4C CONTROLS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-52074	98-0446287
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

104 Summit Avenue
Summit, NJ 07902-0080
(Address of principal executive offices)

(908) 273-4442
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.    Entry into a Material Definitive Agreement.

Three Operating Units Agreements

4C Controls Inc. (the “Company”) has entered into three agreements related to creation of three important new strategic operating unit companies.  Each of the operating units will further support the Company’s growth strategy and expansion plans to become a full spectrum provider of turnkey integrated solutions for sophisticated high-technology systems, including but not limited to, civil and homeland security and defense.  Each of the three operating unit companies have been formed with partners who have extensive successful track records and experience, with highly professional management, engineering, and project implementation skills.  Each of the new operating units are majority-owned subsidiaries of 4C Controls.  Formation of the business units also reflects the first steps of anticipated acquisition of direct majority stakes by 4C Controls in the operating unit partners.

With the establishment and launching of the three operating units, 4C Controls covers the entire systems, security, and defense solutions value chain, from risk assessment, to system design, to turnkey project delivery with after sales follow-on support.  4C Controls anticipates penetrating the increasing worldwide demand for integrated, interoperable public and private safety systems.  Through the strategic operating units, 4C Controls will offer highly customized applications as a one stop turnkey solution provider who will identify, design, implement and maintain comprehensive solutions. The multi-pronged approach of being a one stop shop providing assessment, design, engineering, project management, delivery and maintenance will facilitate complete control of complex projects and maintain flexibility at all stages.

4C Global Security Consulting Ltd. - Threat Analysis, Assessment and Design of Security Solutions.

The Company has created 4C Global Security Consulting Ltd. with International Security & Defence Systems (“ISDS Hellas”) an internationally renowned, multinational consultancy company which provides high-end security threat assessment services.  ISDS Hellas is registered with the Greek Ministry of Public Order and served as the official Athens 2004 Olympic Games main (prime) security consultant.  ISDS Hellas is also certified by the Greek Ministry of Mercantile Marine to carry out Port Facility Security Assessments (PFSA) and Port Facility Security Plans (PFSP) for seaports and port facilities within the European Union.  4C Controls will through this operating unit provide critical security threat and assessment services in Europe, the Middle East, Africa and Asia as part of the total integrated security, surveillance and access controls solutions.  ISDS Hellas, through its subsidiary Earth Solutions, also brings additional specialized expertise which directly complements the Company’s satellite observation business, providing 4C Controls with the ability to deliver integrated satellite observation solutions, using high resolution digital orthophoto thematic and geospatial data of Google.  Earth Solutions maintains and hosts the complete installed latest version Google Earth Enterprise Server for the support of international clients. The system provides specialized applications that can support Maritime security, Airports security, refinery security and  military bases. The company plans to add “Photogrammetric digital camera DIMAC” to its system to enhance the capabilities and applications for the Google Earth Enterprise Server.

4C Systems Engineering Ltd. – Design, Integration, Planning, Procurement, Implementation, Operation, Management & Maintenance of  Systems.

The Company has created 4C Systems Engineering Limited with Hellenic Technologies One-Partner EPE (“Hellenic Technologies”), a company which has a 20 year track record as a systems integration and engineering house which provides creative, cost-efficient, time sensitive and complete end-to-end technology systems design, development and delivery solutions.  Through this operating unit, 4C Controls intends to provide system integration solutions for all 4C Controls international projects, including system design, development, prototyping, production, coordination of rollout, testing, handover training and ongoing support services for the full life cycle of the systems and products.  Hardware and software can also be in-house designed, developed and produced to facilitate custom project requirements not satisfied by off-the-shelf solutions.

4C Homeland Security and Defence Systems Ltd.

The Company has created 4C Homeland Security and Defence Systems Ltd. with Theron S.A., (“Theron”) a highly specialized European company based in Greece which provides turnkey development, consulting and specialized advisory services in defense, homeland security and offset management.  4C will through this operating unit undertake homeland security, defense and offset benefit projects for Governmental Agencies.  This strategic operating unit will have access to commercial representation of highly specialized defense and homeland security products and applications for niche markets.  The focus of this operating unit will be related to defense and homeland security markets, including but not limited to projects implementing secure information and communications technologies such as  TETRA of Motorola, which is the market leader for secure voice, video, and data communications of emergency services (police, fire, etc) worldwide, and secure wireless broadband applications.

Operating Unit Agreements

The Company has entered into separate agreements with respect to each of the three operating unit partners.  Each of the operating unit partners will contribute their area of expertise to the respective operating unit company.  Each of the operating unit companies will be governed by a board of directors consisting of three directors, two of whom will be appointed by the Company and one by the respective operating unit partner.  The Company will facilitate financing of the projects undertaken by the operating units.  Each of the agreements contains non-competition and non-circumvention provisions, as well as provisions regarding corporate management between the parties.  The Company signed the agreements with Hellenic Technologies and Theron on January 27, 2009.  The Company signed the agreement with ISDS Hellas on January 26, 2009.

Forward-Looking Statements

This Form 8-K contains 'forward-looking statements' as defined in the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These forward-looking statements are based upon currently available competitive, financial, and economic data and management's views and assumptions regarding future events. Such forward-looking statements are inherently uncertain. Our actual results may differ materially and adversely from those expressed in any forward-looking statements as a result of various factors and uncertainties.  4C Controls cannot provide assurances that any prospective matters or transactions will be successfully completed or that 4C Controls will realize the anticipated benefits of any plans or operations.  Various risk factors that may affect our business, results of operations and financial condition are detailed from time to time in other Current Reports on Form 8-K and other filings made by 4C Controls with the U.S. Securities & Exchange Commission.

Item 8.01.	Other Events.

On February 2, 2009, the Company issued a press release announcing the formation of the three new operating units.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit.

Exhibit 99.1	Press Release dated February 2, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

4C CONTROLS INC.

By:	/s/ Barbara Salz
Name: Barbara Salz
Title: Corporate Secretary

Date: February 2, 2009